UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2007

GOFISH CORPORATION
(f/k/a Unibio Inc.)

(Exact name of registrant as specified in its charter)

333-131651

(Commission File Number)

Nevada	20-2471683
ate or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

500 Third Street, Suite 260, San Francisco, California	94107
(Address of principal executive officers)	(Zip Code)

(415) 738-8705

(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 28, 2007, GoFish Corporation (the “Company”) and the holders of a majority of the Registrable Securities (as defined below) entered into an amendment (the “Amendment”) to the Registration Rights Agreement dated as of October 27, 2006 by and between the Company and the parties set forth on the signature page thereto (the “Registration Rights Agreement”). The Amendment changed the definition of “Registration Filing Date” in Section 1 of the Registration Rights Agreement from February 24, 2007 to April 30, 2007.

As previously disclosed in the Current Report on Form 8-K filed by the Company on October 31, 2006, the Company closed a private offering of units of securities (the “Offering”) on October 27, 2006 (the “Closing Date”). Each unit consisted of one share of common stock and a warrant to acquire one-half of one share of common stock. In connection with the Offering, the Company entered into the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement (the “Registration Statement”) within 120 days of the Closing Date (the “Registration Filing Date”) registering for resale the shares of common stock purchased by the investors in the Offering and the shares of common stock issuable on exercise of the warrants issued to the investors in the Offering (collectively, the “Registrable Securities”). The Company also agreed to use its commercially reasonable best efforts to cause such Registration Statement to be declared effective prior to 120 days following the Registration Filing Date (the “Registration Default Date”). Pursuant to its terms, the Registration Rights Agreement may be amended, and provisions of the Registration Rights Agreement may be waived, by consent in writing signed by the Company and by the holders of a majority of the Registrable Securities.

As previously disclosed in the Company’s Current Report on Form 8-K filed on February 12, 2007, the Company executed an Agreement and Plan of Merger as of February 11, 2007, by and among the Company, BM Acquisition Corp. Inc., Bolt, Inc. (a/k/a Bolt Media Inc.) and John Davis (the “Bolt Acquisition”). In contemplation of the additional disclosure required in the Registration Statement regarding the Bolt Acquisition, including the financial statements of Bolt, Inc., as well as the inclusion therein of audited year-end financial statements of the Company, the Company and the holders of a majority of the Registrable Securities entered into the Amendment.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOFISH CORPORATION

Dated: March 7, 2007	By:	/s/ Tabreez Verjee
Name: Tabreez Verjee
Title: President

3